UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Gate Blvd., Suite 320

Garden City, NY 11530

(Address of Principal Executive Office)

516-665-8200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 4, 2020, Beyond Air, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 9,596,996 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1. At the Annual Meeting, the terms of seven (7) members of the Board of Directors expired. All of the seven (7) nominees for director were elected to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Steven A. Lisi	6,632,047	166,832	2,798,117
Amir Avniel	6,775,714	23,165	2,798,117
Ron Bentsur	6,352,967	445,912	2,798,117
Robert F. Carey	6,631,047	167,832	2,798,117
Dr. William Forbes	6,570,960	227,919	2,798,117
Yoori Lee	6,544,967	253,912	2,798,117
Erick J. Lucera	6,005,022	793,857	2,798,117

Proposal 2. At the Annual Meeting, the stockholders ratified the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending March 31, 2020. The result of the votes to approve Friedman LLP was as follows:

For	Against	Abstain
9,554,940	117	41,939

Proposal 3. At the Annual Meeting, the stockholders approved the Second Amended and Restated 2013 Equity Incentive Plan to increase the number of shares reserved for issuance by 1,000,000. The result of the votes to approve the Second Amended and Restated 2013 Equity Incentive Plan was as follows:

For	Against	Abstain	Broker Non-Votes
5,953,173	832,006	13,700	2,798,117

Item 7.01 Regulation FD Disclosure.

On March 5, 2020, the Company issued a press release (the “Press Release”). A copy of the Press Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

The information in this Item 7.01 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, INC.

Date: March 5, 2020	By:	/s/ Steven A. Lisi
Steven A. Lisi
Chief Executive Officer